UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of Earliest Event Reported): June 29, 2004

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                                 OMI CORPORATION
             (Exact name of Registrant as specified in its charter)

                        Commission File Number 001-14135


       Marshall Islands                                  52-2098714
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


                              Registrant's Address:
                                One Station Place
                           Stamford, Connecticut 06902
        Registrant's telephone number including area code: (203) 602-6700


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ITEM 5.   OTHER EVENTS

       On June 30, 2004, OMI Corporation (the "Company") issued a press release announcing that the standstill and support agreements entered into with Stelios Haji-Ioannou and certain members of his family relating to its previously announced offer to merge with Stelmar Shipping Ltd. have been terminated in accordance with their terms. The press release is furnished herewith as Exhibit 99.

       In addition, on June 29, 2004, the Company consummated the transactions previously announced for the offering and sale of shares of its common stock pursuant to the terms of the underwriting agreements entered into on June 24, 2004 with Goldman, Sachs & Co., as representative of the underwriters set forth in each of such agreements with respect to one offering of 9,000,000 shares of its common stock and another offering of 2,000,000 shares of its common stock. In connection with the offering of 9,000,000 shares of its common stock, the Company had granted the underwriters an option to purchase up to 1,350,000 shares of its common stock based on the same terms at any time within 30 days from June 24, 2004. The underwriters exercised such option and purchased 1,204,000 shares, including the 500,000 shares that had been previously announced as being purchased through exercise of this option on June 25, 2004. The underwriters may exercise the option with respect to a remaining amount of 146,000 shares at any time prior to the expiration of the 30 day time period from June 24, 2004.

       Upon the consummation of such transactions the Company issued in the aggregate 12,204,000 shares of its common stock, including the shares issued to the underwriters upon exercise of the option.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     The following exhibit is filed herewith:

EXHIBIT NUMBER          DESCRIPTION
--------------          -----------
      99                Press release issued by the Company on June 30, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      /s/ Craig H. Stevenson, Jr.
Date: July 1, 2004                    ------------------------------------------
                                      Craig H. Stevenson, Jr., Chairman of the
                                      Board and Chief Executive Officer



Date:  July 1, 2004                   /s/ Kathleen C. Haines
                                      ------------------------------------------
                                      Kathleen C. Haines, Senior Vice President,
                                      Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION
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      99                Press release issued by the Company on June 30, 2004.



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